UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Waste Connections, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64567-P25118 WASTE CONNECTIONS, INC. 3 WATERWAY SQUARE PLACE, SUITE 110 THE WOODLANDS, TEXAS 77380 USA WASTE CONNECTIONS, INC. 2025 Annual Meeting of Shareholders Vote by May 15, 2025 11:59 PM ET. You invested in WASTE CONNECTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 16, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report (including Form 10-K) online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 16, 2025 8:00 a.m. (Central Time) Waste Connections, Inc. 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64568-P25118 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote on these important matters. 1. Elect the eight director nominees named in the Company’s proxy statement to serve until the close of the next annual meeting of the shareholders of the Company or until such director’s earlier resignation, or his or her successor is duly elected or appointed. 1a. Andrea E. Bertone For 1b. Edward E. “Ned” Guillet For 1c. Michael W. Harlan For 1d. Elise L. Jordan For 1e. Cherylyn Harley LeBon For 1f. Susan “Sue” Lee For 1g. Ronald J. Mittelstaedt For 1h. Carl D. Sparks For 2. Say-on-Pay - Approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. For 3. Appoint Grant Thornton LLP as the Company’s independent registered public accounting firm for 2025 and authorize the Company’s Board of Directors to fix the remuneration of the independent registered public accounting firm. For 4. Shareholders may be asked to consider other business that may properly come before the meeting or any adjournment or postponement thereof. Management is not aware of any other items of business at this time.